                                                                    Exhibit 10.7



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                                  MASTER LEASE

                           dated as of April 30, 1997

                                     between

                        CREDIT SUISSE LEASING 92A, L.P.,
                                    as Lessor

                                       and

                            APPLIED MATERIALS, INC.,
                                    as Lessee




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                       Real Estate and Equipment Facility


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This Lease is subject to a lien in favor of Credit Suisse First Boston, acting through its New York Branch, as Agent (the "Agent") under a Loan Agreement dated as of April 30, 1997 among Credit Suisse Leasing 92A, L.P., the Lenders, and Agent, as amended or supplemented from time to time. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Agent on the signature page hereof.

                                TABLE OF CONTENTS

SECTION                                                                                   PAGE
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
                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

1.1  Definitions; Interpretation.............................................................1

                                   ARTICLE II
                            LEASE OF PROPERTIES; TERM

2.1  Acceptance and Lease of Site............................................................2
2.2  Acceptance Procedure for Site...........................................................2
2.3  Acceptance and Lease of Equipment.......................................................2
2.4  Acceptance Procedure for Equipment......................................................3
2.5  Term....................................................................................3
2.6  Title...................................................................................4
2.7  Other Property..........................................................................4

                                   ARTICLE III
                                      RENT

3.1  Rent....................................................................................4
3.2  Payment of Basic Rent...................................................................5
3.3  Payment of Supplemental Rent............................................................5
3.4  Method and Amount of Payment............................................................6
3.5  Late Payments...........................................................................6

                                   ARTICLE IV
                                 UTILITY CHARGES

4.1  Utility Charges for Site................................................................7

                                    ARTICLE V
                                 QUIET ENJOYMENT

5.1  Quiet Enjoyment of Leased Property......................................................7

                                   ARTICLE VI
                                    NET LEASE

6.1  Net Lease...............................................................................7
6.2  No Termination or Abatement.............................................................9

                                   ARTICLE VII
                             SUBLETTING; ASSIGNMENT

7.1  Subletting and Assignment...............................................................9



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                                TABLE OF CONTENTS
                                   (CONTINUED)
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SECTION                                                                                   PAGE
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
                                  ARTICLE VIII
                          CONDITION OF LEASED PROPERTY

8.1  Condition of the Sites and the Units of Equipment......................................10
8.2  Possession and Use of the Leased Property..............................................11

                                   ARTICLE IX
                       COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS

9.1  Compliance with Applicable Laws and Regulations and
     Insurance Requirements.................................................................12

                                    ARTICLE X
                                   MAINTENANCE

10.1  Maintenance and Repair; Return........................................................12

                                   ARTICLE XI
                          MODIFICATIONS AND ALTERATIONS

11.1  Modifications of Sites................................................................13
11.2  Modifications and Alterations of Equipment............................................14

                                   ARTICLE XII
                                      TITLE

12.1  Warrant of Title......................................................................15
12.2  Grants and Releases of Easements on Sites.............................................16

                                  ARTICLE XIII
                               PERMITTED CONTESTS

13.1  Permitted Contests in Respect of Applicable Laws
      and Regulations.......................................................................17

                                   ARTICLE XIV
                                    INSURANCE

14.1  Public Liability and Workers' Compensation Insurance..................................18
14.2  Hazard and Other Insurance............................................................18
14.3  Coverage..............................................................................19

                                   ARTICLE XV
                  CASUALTY; CONDEMNATION; ENVIRONMENTAL MATTERS

15.1  Casualty and Condemnation.............................................................20
15.2  Environmental Matters.................................................................25




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                                TABLE OF CONTENTS
                                   (CONTINUED)
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SECTION                                                                                   PAGE
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15.3  Notice of Environmental Matters.......................................................26

                                   ARTICLE XVI
                    NOTIFICATION UPON CASUALTY, CONDEMNATION
                  OR ENVIRONMENTAL EVENT WITH RESPECT TO A SITE

16.1  Notification upon Certain Events......................................................26
16.2  Procedures............................................................................26

                                  ARTICLE XVII
                             LEASE EVENTS OF DEFAULT

17.1  Lease Events of Default...............................................................27
17.2  Remedies..............................................................................30
17.3  Waiver of Certain Rights..............................................................33
17.4  Power of Sale and Foreclosure.........................................................33
17.5  Remedies Cumulative...................................................................34

                                  ARTICLE XVIII
                           RIGHT TO PERFORM FOR LESSEE

18.1  Lessor's Right to Cure Lessee's Lease Defaults........................................34

                                   ARTICLE XIX
                      PROCEDURES FOR TRANSFER OF PROPERTIES

19.1  Conveyance of Leased Property; Exercise of Purchase
      Option or Obligation..................................................................34

                                   ARTICLE XX
                                 PURCHASE OPTION

20.1  Purchase Option.......................................................................36
20.2  Expiration Date Purchase Obligation...................................................38
20.3  Acceleration of Purchase Obligation...................................................39

                                   ARTICLE XXI
                                 RIGHT TO RENEW

21.1  Site Renewal..........................................................................39
21.2  Equipment Renewal.....................................................................40

                                  ARTICLE XXII
                                   REMARKETING

22.1  Option to Remarket Sites..............................................................41
22.2  Option to Remarket the Equipment......................................................43



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                                TABLE OF CONTENTS
                                   (CONTINUED)

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SECTION                                                                                   PAGE
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

22.3  Conditions to and Requirements of Remarketing Options.................................44
22.4  Certain Obligations Continue..........................................................48
22.5  Appraisal.............................................................................48

                                  ARTICLE XXIII
                                   [RESERVED]

                                  ARTICLE XXIV
                                  HOLDING OVER

24.1  Holding Over..........................................................................50

                                   ARTICLE XXV
                                  RISK OF LOSS

25.1  Risk of Loss..........................................................................50

                                  ARTICLE XXVI
                        OWNERSHIP OF THE LEASED PROPERTY

26.1  Nature of Transaction.................................................................51

                                  ARTICLE XXVII
                              ESTOPPEL CERTIFICATES

27.1  Estoppel Certificates.................................................................53

                                 ARTICLE XXVIII
                             INSPECTIONS; NO WAIVER

28.1  Right to Inspect......................................................................53
28.2  No Waiver.............................................................................54

                                  ARTICLE XXIX
                             ACCEPTANCE OF SURRENDER

29.1  Acceptance of Surrender...............................................................54

                                   ARTICLE XXX
                               NO MERGER OF TITLE

30.1  No Merger of Title....................................................................54

                                  ARTICLE XXXI
                                     NOTICES

31.1  Notices...............................................................................55



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                                TABLE OF CONTENTS
                                   (CONTINUED)
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SECTION                                                                                   PAGE
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
                                  ARTICLE XXXII
                                  MISCELLANEOUS

32.1  Miscellaneous.........................................................................55
32.2  Amendment; Complete Agreements........................................................55
32.3  Successors and Assigns................................................................56
32.4  Headings and Table of Contents........................................................56
32.5  Counterparts..........................................................................56
32.6  GOVERNING LAW.........................................................................56
32.7  Liability of Lessor Limited...........................................................56
32.8  Original Lease........................................................................57


APPENDIX 1         Definitions and Interpretation

EXHIBIT A-1        Form of Site Lease Supplement (California)
EXHIBIT A-2        Form of Site Lease Supplement (Other States)
EXHIBIT B          Form of Equipment Lease Supplement

                                  MASTER LEASE


        MASTER LEASE (including all Lease Supplements from time to time executed and delivered, this "Lease"), dated as of April 30, 1997, between CREDIT SUISSE LEASING, 92A, L.P., a Delaware limited partnership, having its principal office at 11 Madison Avenue, 19th Floor, New York, New York, as Lessor and APPLIED MATERIALS, INC., a Delaware corporation, having its principal office at 3050 Bowers Avenue, Santa Clara, California, as Lessee.


                              W I T N E S S E T H:

         A. Lessor will, subject to the terms and conditions of the Participation Agreement, (i) purchase the Existing Sites on the Document Closing Date, (ii) purchase from one or more third parties designated by Lessee on each Site Acquisition Date either (A) one or more Developed Sites and/or (B) one or more Construction Sites (provided, however, if the Land with respect to a Construction Site is owned by Lessee on the Site Acquisition Date, Lessee will lease such Land to Lessor pursuant to a Ground Lease), and (iii) purchase from one or more third parties designated by Lessee on each Equipment Acquisition Date certain Units of Equipment.

         B. Lessor desires to lease (or sublease) to Lessee, and Lessee desires to lease (or sublease) from Lessor, each Site and each Unit of Equipment.

         C. With respect to each Construction Site, Lessee, as Construction Agent, will construct the Facility which will, as constructed, be the property of Lessor and will become part of such Site subject to the terms of this Lease.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

         1.1 Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix 1 to this Lease; and the rules ofinterpretation set forth in Appendix 1 to this Lease shall apply to this Lease.

                                   ARTICLE II

                            LEASE OF PROPERTIES; TERM

         2.1 Acceptance and Lease of Site. On each Site Acquisition Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in
Article 6 of the Participation Agreement, hereby agrees to accept delivery on such Site Acquisition Date of the Land (fee title or, in the case of a Construction Site where the Land is owned by Lessee, a leasehold interest) to be delivered on such Site Acquisition Date together with any existing Facility thereon pursuant to the terms of the Participation Agreement and the applicable Site Lease Supplement and simultaneously to lease (or sublease) to Lessee for the Site Term (as defined in Section 2.5(a)), Lessor's interest in such Land and in such Facility together with any Facility or Modifications to an existing Facility which thereafter may be constructed thereon pursuant to the Construction Agency Agreement (in the case of any Construction Site) or this Lease, and Lessee hereby agrees, expressly for the direct benefit of Lessor, to lease commencing on such Site Acquisition Date from Lessor for the Site Term, Lessor's interest in such Land to be delivered on such Site Acquisition Date together with Lessor's interest in any existing Facility thereon or any Facility or Modification to an existing Facility which thereafter may be constructed thereon pursuant to the Construction Agency Agreement (in the case of any Construction Site) and this Lease.

         2.2 Acceptance Procedure for Site. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of the Site identified on the applicable Advance Request. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on each Site Acquisition Date of a Site Lease Supplement (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of such Site which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that such Site, together with any Facility or Modifications to a Facility constructed thereon pursuant to the Construction Agency Agreement and this Lease, shall be deemed to be included in the Leased Property and shall be subject to the terms and conditions of this Lease on such Site Acquisition Date.



        2.3 Acceptance and Lease of Equipment. On each Equipment Acquisition Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in Article 6 of the Participation Agreement, hereby agrees to accept delivery on such Equipment Acquisition Date of the interest in the Units of Equipment of an

Equipment Group to be delivered on such Equipment Acquisition Date pursuant to the terms of the Participation Agreement and the applicable Equipment Lease Supplement and simultaneously to lease to Lessee for the applicable Equipment Term (as defined in Section 2.5(b)) Lessor's interest in such Units of Equipment of an Equipment Group, and Lessee hereby agrees, expressly for the direct benefit of Lessor, to lease commencing on such Equipment Acquisition Date from Lessor for the applicable Equipment Term, Lessor's interest in such Units of Equipment to be delivered on such Equipment Acquisition Date.

         2.4 Acceptance Procedure for Equipment. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of the Units of Equipment identified on Schedule I to each Equipment Lease Supplement executed by Lessee on the related Equipment Acquisition Date. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on each Equipment Acquisition Date of an Equipment Lease Supplement (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of such Units of Equipment which are the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein and that such Units of Equipment shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease on such Equipment Acquisition Date.

         2.5 Term.

             (a) Site Term. The term of the Site Lease Supplement with respect to each Site (the "Site Term") shall begin on the Site Acquisition Date for such Site and shall end on the date (such date, the "Site Expiration Date") which is the earlier of (i) the day preceding the fifth (5th) anniversary of the Site Acquisition Date, or, if the Site Term is renewed in accordance with Article XXI hereof, the day preceding the anniversary date, requested by Lessee pursuant to
Section 21.1, of the Site Renewal Effective Date, (ii) the date on which such Site Lease Supplement is terminated in accordance with the provisions of this Lease or (iii) the Maturity Date.

             (b) Equipment Term. The term with respect to an Equipment Group subject to this Lease (the "Equipment Term")shall begin on the Equipment Acquisition Date for such Equipment Group and shall end on the date (such date, the "Equipment Pool Expiration Date") which is the earlier of (i) the day preceding the Original Equipment Pool Expiration Date relating to the Equipment Pool of which such Equipment Group constitutes a part, or, if the Equipment Term relating to the entire Equipment Pool is renewed in accordance with Article XXI hereof, the day preceding the first (1st) anniversary of the Equipment Renewal Effective Date relating to such Equipment Pool, (ii) the date on which this Lease is terminated with respect to such Equipment Group in accordance with the provisions of this Lease or (iii) the Maturity Date.

             (c) Lease Term. The term of this Lease (the "Term") shall begin on the Document Closing Date and shall end on the date of the last occurring Site Expiration Date or Equipment Pool Expiration Date.

         2.6 Title. Each Site and Unit of Equipment is leased (or subleased) to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions), and all Applicable Laws and Regulations. Lessee shall in no event have any recourse against Lessor for any defect in or exception to title to any Leased Property other than resulting from Lessor Liens.

         2.7 Other Property. Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, trade fixtures, equipment and other tangible personal property (including software) located on or about any Site and which personal property is not subject to this Lease. Lessor shall from time to time, upon the reasonable request, and at the sole cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, promptly acknowledge in writing to Lessee or other Persons that the particular items of furniture, trade fixtures and equipment in question and which are located on a Site are not part of the Leased Property and that, subject to the rights of Lessor under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment (other than the Equipment).


                                   ARTICLE III

                                      RENT


         3.1 Rent. (a) During the Term, Lessee shall pay (i) Basic Rent when due as specified in Section 3.2 below and (ii) Supplemental Rent when due as specified in Section 3.3 below.

        (b) Neither Lessee's inability or failure to take possession of all or any portion of any Leased Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of any Leased Property to Lessee on or before the applicable Site Acquisition Date or Equipment Acquisition Date, as the case may be, nor Lessor's inability or failure to timely deliver any invoice for Rent or notice relating to the calculation, method or place of payment, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent for such Leased Property in accordance with the terms of this Lease.

         3.2 Payment of Basic Rent. Lessee shall pay Basic Rent (i) on each Payment Date, (ii) on the date required under Section 20.1 in connection with Lessee's exercise of the Purchase Option, (iii) on the date required under
Section 22.3 in connection with Lessee's exercise of a Site Remarketing Option or an Equipment Pool Remarketing Option, (iv) on demand as specified in Section
24.1 relating to a holdover by Lessee and (v) on any date on which this Lease shall terminate with respect to any or all of the Leased Property. Basic Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

         3.3 Payment of Supplemental Rent. Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable. Lessee shall pay to Lessor, as Supplemental Rent, on demand, among other things, (a) all amounts payable by Lessee to Lessor pursuant to (i) Section 18.1 hereof or otherwise representing amounts advanced (other than Advances) by any Participant or Agent directly on behalf of Lessee or for the Leased Property and for which Lessee is obligated to repay or to reimburse such Person pursuant to the Operative Documents, (ii) any provision hereof requiring Lessee to indemnify Agent, Lessor or any other Participant, and (iii) any provision requiring Lessee to make a payment upon termination of this Lease with respect to any or all of the Leased Property, and (b) to the extent permitted by Applicable Laws and Regulations, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. Supplemental Rent constituting Commitment Fees shall be paid in accordance with Section 4.7 of the ParticipationAgreement. All other amounts constituting Supplemental Rent, except for amounts relating to the Document Closing Date, which amounts shall be paid on or before such date, shall be paid by Lessee to Lessor within thirty (30) days of receiving an invoice therefor. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4 Method and Amount of Payment. Basic Rent and Supplemental Rent shall be paid to Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) at such place as Lessor (or such other Person) shall specify in writing to Lessee pursuant to Section 13.3 of the Participation Agreement; provided that, so long as the Notes remain outstanding, Rent shall be paid directly to Agent to the account at the bank set forth on Schedule II to the Participation Agreement and to such other account or accounts at such other bank or banks or in such other manner as Agent shall from time to time otherwise direct at least three (3) Business Days prior to the date in which the payment of such Rent is due. Each payment of Rent shall be made by Lessee prior to 1:00 p.m. New York time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment by wire transfer in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor, Agent or any Participant) shall be immediately available on the scheduled date when such payment shall be due. The provisions of the foregoing sentence of this Section 3.4 shall be applicable only to Basic Rent and to Supplemental Rent payable to, or on behalf of or for the account of, Lessor, any Participant, Agent and any other Indemnitee. Any amounts payable by Lessee to Lessor hereunder shall be payable in accordance with Section 5.2 of the Participation Agreement.

        3.5 Late Payments. If any Basic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, any Participant, Agent or other Indemnitee is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof (not including any applicable grace period) to but excluding the Business Day of payment thereof.



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
                                   ARTICLE IV

                                 UTILITY CHARGES

         4.1 Utility Charges for Site. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Site during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to a Site for a billing period during which this Lease expires or terminates (except pursuant to Sections 20.1, 20.2 or 20.3) shall be adjusted and prorated on a daily basis between Lessee and the purchaser of the Site, and each such party shall pay or reimburse the other for its pro rata share thereof; provided, that in no event shall Lessor have any liability therefor.


                                    ARTICLE V

                                 QUIET ENJOYMENT

         5.1 Quiet Enjoyment of Leased Property. Subject to the rights of Lessor contained in Article XVII and the other terms of the Operative Documents, Lessee (and any of its permitted subtenants) shall peaceably and quietly have, hold and enjoy the Leased Property for the applicable Site Term or Equipment Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect Lessor's, Agent's or, if permitted, any Participant's rights otherwise to initiate legal action to enforce, the obligations of Lessee under this Lease or the other Operative Documents.


                                   ARTICLE VI

                                    NET LEASE

         6.1 Net Lease. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith and subject to the limitations set forth in Section 5.2(b) of the Participation Agreement) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Leased Property or any part thereof, or the failure of any Leased Property to comply with all Applicable Laws and Regulations, including any inability to occupy or use any Leased Property by reason of such noncompliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of any Leased Property or any part thereof including eviction; (iv) any defect in title to or rights to any Leased Property or any Lien on such title or rights or on any Leased Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any Participant or any other Person, or by any court, in any such proceeding;
(vii) any claim that Lessee has or might have against any Person, including without limitation Lessor, any vendor, manufacturer, contractor of or for any Leased Property, Agent or any Participant; (viii) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by Lessee, Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Leased Property or any part thereof; (xiii) the failure of Lessee to achieve any accounting or tax benefits or the characterization of the transaction intended by Article XXVI; or
(xiv) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of Lessor hereunder or under any other Operative Documents and the obligations of Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

         6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, Agent or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor, Agent or any Participant or by any court with respect to Lessor, Agent or any Participant. Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives to the fullest extent possible any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                   ARTICLE VII

                             SUBLETTING; ASSIGNMENT

         7.1 Subletting and Assignment. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part to any Person. Lessee may, without the consent of Lessor, sublease all or any portion of any Leased Property to any Person. No sublease or other relinquishment of possession of any Leased Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Leased Property, or portion thereof, so sublet. Any sublease of any Leased Property shall be in writing, shall prohibit further subleases and may not have a term which extends beyond the applicable Site Expiration Date or Equipment Pool Expiration Date, as the case may be, unless Lessor and Agent have approved the sublease. Notwithstanding the foregoing, all subleases shall be made subject to and subordinated to this Lease and to the rights of Lessor hereunder, and unless Lessor, Lessee, and the subtenant have entered into a nondisturbance and attornment agreement acceptable to Lessor and Agent, shall expressly provide for the surrender of the related Leased Property after a Lease Event of Default hereunder. With respect to any sublease to any Person that is not an Affiliate of Lessee, Lessee shall not sublease the Leased Property to a person who shall then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to relief of debtors. With respect to any sublease to a person who is not an Affiliate of Lessee, all of Lessee's right, title and interest in, to and under each sublease are hereby pledged by Lessee to Agent, as collateral for Lessee's obligations under the Operative Documents, and Lessee shall, at its expense do any further act and execute, acknowledge, deliver, file, register and record any further documents which Agent may reasonably request in order to create, perfect, preserve and protect Agent's security interest in such sublease. Lessee shall not permit or consent to any renewal or extension of a sublease at any time when a Lease Event of Default has occurred and is continuing. Lessee shall promptly deliver to Agent and Lessor a copy of any sublease relating to fifty percent (50%) or more of the rentable square footage of a Facility or Site (computed on the basis of net rentable square feet) which Lessee enters into with a Person other than a Subsidiary of Lessee.


                                  ARTICLE VIII

                          CONDITION OF LEASED PROPERTY

         8.1 Condition of the Sites and the Units of Equipment. LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE SITE, LESSEE IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE FACILITY AND ANY ALTERATIONS OR MODIFICATIONS. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT: (i) EACH OF THE UNITS OF EQUIPMENT LEASED BY IT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE; (ii) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES; AND (iii) NEITHER LESSOR, AGENT NOR ANY PARTICIPANT IS A MANUFACTURER THEREOF OR A DEALER IN LEASED PROPERTY OF SUCH KIND. LESSEE HAS EXAMINED THE SITES AND THE UNITS OF EQUIPMENT AND AS AMONG LESSEE, LESSOR, AGENT AND EACH OF THE PARTICIPANTS IN CONNECTION WITH THE OVERALL TRANSACTION HAS FOUND THE SAME TO BE SATISFACTORY IN ALL RESPECTS LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH SITE AND UNIT OF EQUIPMENT "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR, AGENT, OR ANY PARTICIPANT AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH A PHYSICAL INSPECTION OR AN ACCURATE SURVEY MIGHT SHOW, AND (D) VIOLATIONS OF APPLICABLE LAWS AND REGULATIONS WHICH MAY EXIST ON THE DATE HEREOF. NEITHER LESSOR, AGENT, NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY SITE OR UNIT OF EQUIPMENT (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY SITE OR UNIT OF EQUIPMENT (OR ANY PART THEREOF) AND NEITHER LESSOR, AGENT, NOR ANY PARTICIPANT

SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, Agent and Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article VIII have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Agent or Participants, express or implied, with respect to the Leased Property (or any portion thereof or interest therein), that may arise pursuant to any Applicable Laws and Regulations now or hereafter in effect or otherwise. Provided that no Lease Event of Default has occurred and is continuing, neither Section 6.1 nor this Section 8.1 shall prevent Lessee's right to enforce manufacturers' or suppliers' warranties with respect to any Leased Property against a manufacturer or supplier.

         8.2 Possession and Use of the Leased Property. Each Site may be used for any Permitted Use that does not diminish or impair in any material respect
(a) the value of such Site from the Fair Market Value as of the related Site Acquisition Date as stated in the appraisal delivered pursuant to Section 6.2(a) of the Participation Agreement or (b) the utility or useful life of such Site from that which existed on the related Site Acquisition Date and in a manner consistent with the standards applicable to properties of a similar nature and usage in the geographic area in which such Site is located and in any event not less than the standards applied by Lessee for other comparable properties owned or leased by Lessee or its Affiliates. Lessee shall not permit any Unit of Equipment or any Part relating to such Unit of Equipment to be used for any purpose other than the operation for which it was designed. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Leased Property as contemplated by this Lease and, to the extent applicable, the Construction Agency Agreement. Lessee shall not commit or permit any waste of the Leased Property or any part thereof which would, individually or in the aggregate, have a Material Adverse Effect. Lessee shall at all times keep each Unit of Equipment in a location in which the security interest created in such Unit of Equipment by the Operative Documents shall remain a perfected, first priority security interest (other than Permitted Liens), and Lessee shall not move any Unit of Equipment without first making any filings or recordings necessary (including amendments and continuations) to maintain the security interest therein as an uninterrupted, perfected, first priority security interest (other than Permitted Liens).


                                   ARTICLE IX

                COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS

         9.1 Compliance with Applicable Laws and Regulations and Insurance Requirements. Subject to the terms of Article XIII relating to Permitted Contests, Lessee, at its sole cost and expense, shall (a) comply in all respects with all Applicable Laws and Regulations (including all Environmental Laws applicable to the record owner of the Sites) and Insurance Requirements relating to the Leased Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXII, whether or not compliance therewith shall require structural or extraordinary changes in the Facilities or interfere with the use and enjoyment of the Leased Property, except where the failure to so comply would not individually or in the aggregate have a Material Adverse Effect, and (b) procure, maintain and comply in all respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance, operation, repair and restoration of the Leased Property, except where the failure to so procure, maintain and comply would not, individually or in the aggregate, have a Material Adverse Effect.


                                    ARTICLE X

                                   MAINTENANCE

         10.1 Maintenance and Repair; Return. (a) Lessee, at its sole cost and expense, shall maintain each Site and Unit of Equipment in good condition and in good repair (ordinary wear and tear excepted) and operating order, and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural, in each case as required by all Applicable Laws and Regulations and Insurance Requirements and shall make all Required Modifications and Required Equipment Alterations. All of the foregoing obligations shall be carried out by Lessee on a basis and within the time period consistent with the operation and maintenance of properties and equipment comparable in type to the applicable Site or Unit of Equipment, and in no event less than the standards applied by Lessee in the operation and maintenance of other comparable properties owned or leased by Lessee or its Affiliates. Lessee shall not permit the names, initials or insignia of any Person other than Lessor or Agent to be placed on any Unit of Equipment as designation that may be interpreted as a claim of ownership or a Lien. Lessee shall maintain, and, upon reasonable notice during normal business hours, shall permit Lessor and Agent to inspect any records, logs and other materials required by any Governmental Authority having jurisdiction to be maintained or filed in respect of the Leased Property.

         (b) Lessor shall under no circumstances be required to build any improvements on any Leased Property, make any repairs, replacements, alterations or renewals of any nature or description to any Leased Property, make any expenditure whatsoever in connection with this Lease or maintain any Leased Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Site or Unit of Equipment, and Lessee waives any right to
(i) require Lessor to maintain, repair, or rebuild all or any portion of the Leased Property, or (ii) make repairs at the expense of Lessor pursuant to any Applicable Laws and Regulations, Insurance Requirement, contract, agreement, covenant, condition or restriction in effect at any time during the Term.

         (c) Unless Lessee has exercised its rights to purchase and purchases in accordance with Section 20.1 a Site or Equipment Group pursuant to its Purchase Option, Lessee shall, upon the expiration or earlier termination of the applicable Site Lease Supplement or Equipment Group Supplement, vacate and surrender the Leased Property to Lessor free and clear of all Liens other than Permitted Exceptions and Lessor Liens, in as good condition as it was on the date it became subject to this Lease, ordinary wear and tear excepted, and in compliance with all Applicable Laws and Regulations (and in any event without (x) any asbestos installed or maintained in any part of any Facility, (y) any polychlorinated biphenyls (PCBs) in, on or used or located at any Site, and (z) any other Hazardous Substances, except for Permitted Hazardous Substances); provided, however, that if Lessee elects the Remarketing Option, nothing in this
Section 10.1(c) shall relieve Lessee of its obligation to deliver an Environmental Audit and an environmental assessment satisfying the requirements of Section 22.1(b).


                                   ARTICLE XI

                          MODIFICATIONS AND ALTERATIONS

         11.1 Modifications of Sites. (a) Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to any Site or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided that: (i) except for any Modification required to be made pursuant to Applicable Laws and Regulations or an Insurance Requirement (a "Required Modification"), no Modification shall impair in any material respect the value, utility or useful life of such Site or any part thereof from that which existed immediately prior to such Modification;
(ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply in all material respects with all Applicable Laws and Regulations (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Site shall not be adversely affected in any material respect; (iv) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and (v) such Modifications shall comply with Sections 8.2 and 10.1. All Modifications (other than those that both are not Required Modifications and are readily removable without impairing in any material respect the value, utility or remaining useful life of the applicable Site) shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in Lessor.

         (b) Lessee shall deliver to Lessor and Agent a brief written narrative of the work to be done in connection with any Modification (excluding construction and alterations performed pursuant to the Construction Agency Agreement) to any Site the cost of which is anticipated to exceed $5,000,000 in the aggregate.

         11.2 Modifications and Alterations of Equipment. In case any Unit of Equipment, or any item of equipment, part or appliance therein (each, a "Part") is required to be altered, added to or modified in order to comply with any Applicable Laws and Regulations or Insurance Requirement (a "Required Equipment Alteration"), Lessee agrees to make such Required Equipment Alteration at its sole cost and expense. Lessee shall have the right to make any modification, alteration or improvement to any Unit of Equipment, or to remove any Part which has become worn out, broken or obsolete, provided in each case that Lessee continues to be in compliance with Section 9.1 and that such action (a) will not impair in any material respect the value, utility or useful life of the applicable Unit of Equipment or any Part thereof from that which existed immediately prior to such Alteration, or impair its originally intended use or function or decrease its economic useful life in any material respect, and (c) is done in a good and workmanlike manner. All Parts affixed to or installed as a part of any Unit of Equipment, excluding temporary replacements, shall thereupon become subject to the security interest under this Lease. If no Lease Event of Default or Lease Default shall exist, Lessee may remove, at its expense, any Part at any time during the Term (such Part, a "Removable Part"): (i) which is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to a Unit of Equipment on the date such item became subject to this Lease or any Part in replacement of or substitution for any such Part originally incorporated or installed or attached to such Unit of Equipment;
(ii) which is not a Required Equipment Alteration; and (iii) which can be removed from any Unit of Equipment without causing damage to such Unit of Equipment or diminishing or impairing the value, utility or useful life which such Unit of Equipment would have had at such time had such addition not occurred; provided, that: (x) such removal will not impair the value, utility or useful life which the Unit of Equipment would have had at such time had such Part not been affixed or placed to or on such Unit of Equipment; and (y) such
Part is not necessary for the continued normal use of such Unit of Equipment. Lessee shall repair all damage to any Unit of Equipment resulting from any alteration so as to restore such Unit of Equipment to the condition in which it existed prior to such alteration (ordinary wear and tear excepted). Neither Lessor, Agent nor any Participant shall have any obligation to pay for or to reimburse Lessee for any alteration required or permitted by this Section 11.2. All Parts incorporated or installed in or attached or added to any Unit of Equipment as the result of alterations, modifications or additions under this
Section 11.2, except Removable Parts while removed from any Unit of Equipment, shall, without further act, vest in Lessor to secure Lessee's performance of its obligations under the Operative Documents, in the manner provided in Section 26.1(d) and the other applicable provisions of Article XII shall apply with respect to such Parts. Upon the removal by Lessee of any Removable Part as provided herein, such Removable Part shall no longer be deemed part of the Unit of Equipment from which it was removed. Any Removable Part not removed by Lessee as provided herein prior to the end of the applicable Site Term or Equipment Term or other termination of the Lease shall become part of the Leased Property.


                                   ARTICLE XII

                                      TITLE

         12.1 Warrant of Title. (a) Lessee agrees that except as otherwise provided herein and subject to the terms of Article XIII relating to Permitted Contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Leased Property or any Modifications to a Site or any Unit of Equipment, or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Agent pursuant to the Loan Agreement or the other Loan Documents, other than Permitted Liens and Lessor Liens.

         (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, NOR ANY PARTICIPANT NOR AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A SITE OR UNIT OF EQUIPMENT OR ANY PART OR PORTION THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, AGENT OR ANY PARTICIPANT IN AND TO ANY LEASED PROPERTY.

         12.2 Grants and Releases of Easements on Sites. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, Lessor hereby consents in each instance to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Site as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Site; (c) the dedication or transfer of unimproved portions of any Site for road, highway or other public purposes; (d) the execution of petitions to have a Site annexed to any municipal corporation or utility district; and (e) the execution of amendments to any covenants and restrictions affecting any Site; provided, however, that in each case (i) such grant, release, dedication, transfer, annexation or amendment does not materially impair the value, utility or remaining useful life of the applicable Site, (ii) such grant, release, dedication, transfer, annexation or amendment is reasonably necessary or desirable in connection with the use, maintenance, alteration or improvement of the applicable Site, (iii) such grant, release, dedication, transfer, annexation or amendment will not cause the applicable Site or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents and in any material respect with all Applicable Laws and Regulations (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer, annexation or amendment will not result in any material down-zoning of the applicable Site or any portion thereof or a material reduction in the maximum density or development rights available to the applicable Site under all Applicable Laws and Regulations; (vi) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, annexation or amendment had not been effected and (vii) Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication, transfer, annexation or amendment. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
Section 12.2.


                                  ARTICLE XIII

                               PERMITTED CONTESTS

         13.1 Permitted Contests in Respect of Applicable Laws and Regulations. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Laws and Regulations relating to any Site or Units of Equipment shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or (b) compliance with such Applicable Laws and Regulations shall have been excused or exempted by a valid nonconforming use, permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Laws and Regulations but only if and so long as any such test, challenge, appeal, proceeding or noncompliance shall constitute a Permitted Contest.

         Lessor will not be required to join in any proceedings pursuant to this
Section 13.1 unless a provision of any Applicable Laws and Regulations requires, or, in the good faith opinion of Lessee, it is helpful to Lessee, that such proceedings be brought by or in the name of Lessor; and in that event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) no Lease Event of Default or Lease Default has occurred and is continuing and (ii) Lessee pays all related expenses and indemnifies Lessor, Agent and Participants to the satisfaction of the respective indemnitees.


                                   ARTICLE XIV

                                    INSURANCE

         14.1 Public Liability and Workers' Compensation Insurance. During the Term for each Site and the Unit of Equipment, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on or using such Leased Property and such other public liability coverages as are ordinarily procured by Lessee or its Affiliates who own or operate similar properties or as required by Lessor or Agent. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties that it owns and that are in accordance with normal industry practice, but in any case shall provide liability coverage of at least $10,000,000 per person and $10,000,000 for property damage per occurrence. The policy shall be endorsed to name Lessor, Agent and each Participant as additional insureds (or the insurer shall issue a certificate to such Persons to such effect). The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, Agent or Participants may have in force. Lessee shall, in the construction of the Facilities (including in connection with any Modifications thereof) and the operation of the Sites and the Units of Equipment comply with the applicable workers' compensation laws and protect Lessor, Agent and Participants against any liability under such laws.

         14.2 Hazard and Other Insurance. During the Term, Lessee shall keep, or cause to be kept, subject to the last sentence of this paragraph, each Site and the Equipment insured against loss or damage by fire and other risks on terms and in amounts that are no less than the full replacement cost of such Leased Property (without taking into account any depreciation) and no less favorable than insurance covering other similar properties or equipment owned by Lessee and that are in accordance with normal industry practice. During the construction of any Facility, Lessee shall also maintain builders' risk insurance. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal to $1,000,000 for a Unit of Equipment or $5,000,000 for a Site, in the absence of the occurrence and continuance of a Lease Event of Default or Lease Default, shall be adjusted by and paid to Lessee for application toward the reconstruction, repair or refurbishment of the applicable Leased Property and (ii) equal to or greater than $1,000,000 for a Unit of Equipment or $5,000,000 for a Site shall be adjusted jointly by Lessee and Lessor (unless a Lease Event of Default or Lease Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by Lessor) and held by Lessor for application in accordance with Article XV. In addition, Lessee shall at all times during the Term maintain business interruption insurance covering, for a period of no less than thirty (30) days, actual losses for any period during which the earnings of Lessee are impaired as a result of any property damage or other casualty. Notwithstanding the above or any other term in this Lease, Lessee may self-insure, by way of deductible provisions or retentions in insurance policies or otherwise, the risks required to be insured against by this Section 14.2.

         14.3 Coverage. (a) Lessee shall furnish Lessor and Agent with certificates showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming Lessor, Agent, and each Participant as additional insureds and showing the mortgagee endorsement required by Section 14.3(c). All such insurance shall be at the sole cost and expense of Lessee. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and Agent in the event of cancellation or reduction of such insurance.

         (b) Lessee agrees that the insurance policy or policies required by
Section 14.2, shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of Lessor, Agent and Participants, and their respective rights under and interests in such policies shall not be invalidated or reduced by any act or omission or negligence of Lessee or any other Person having any interest in the Leased Property. Lessee hereby waives any and all such rights against Lessor, Agent, and Participants to the extent of payments made under such policies.

         (c) All such insurance shall be written by an insurance company or companies selected by Lessee which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) a general policyholder rating of at least "A" and a financial rating of at least "VIII" or be otherwise acceptable to Agent and Required Participants. All insurance policies required by Section 14.2 shall include a standard form mortgagee endorsement in favor of Agent.

         (d) Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this
Article XIV except that Lessor may
carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

         (e) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Term, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year), Lessee shall deliver to Lessor and Agent certificates of insurance evidencing that all insurance required by this Article XIV is being maintained by Lessee with respect to each Leased Property and is in effect.


                                   ARTICLE XV

                  CASUALTY; CONDEMNATION; ENVIRONMENTAL MATTERS

         15.1 Casualty and Condemnation. (a) Subject to the provisions of this
Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver, a Loss Determination Notice certifying a Significant Event has occurred), and prior to the occurrence and continuation of a Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in the Leased Property (i) if all or a portion of the Sites or Equipment is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Leased Property or any part thereof, is the subject of a Condemnation; provided, however, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to Agent or, if received by Lessee, shall be held in trust for Agent, and shall be paid over by Lessee to Agent (or, if the Loans have been fully paid, to Lessor) and held in accordance with the terms of this Section 15.1(a). If, contrary to such provision, any such award, compensation or insurance proceeds are paid to Lessor, any Lender, or Lessee rather than to Agent, Lessor, Lenders and Lessee, as the case may be, hereby agree to transfer any such payment to Agent. All amounts held by Lessor or Agent when a Lease Event of Default or Lease Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or Agent or turned over to Lessor or Agent shall either be (i) paid to Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 15.1(e), or (ii) applied to the purchase price of the related Leased Property on the related Termination Date, with any Excess Proceeds being payable to Lessee.

         (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all costs and expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

         (c) If Lessor or Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of a Leased Property or any interest therein, which Casualty or Condemnation will in such party's reasonable good faith judgment have a cost in excess of $1,000,000 to repair or restore or result in a reduction in Fair Market Value of $1,000,000 or more with respect to a Site, and $500,000 or more with respect to a Unit of Equipment, Lessor or Lessee, as the case may be, shall give notice thereof to the other and to Agent promptly after the receipt of such notice.

         (d) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation with respect to a Site which would give rise to a notification pursuant to Section 15.1(c), Lessee shall deliver to Lessor and Agent a Loss Determination Notice with respect to such Site pursuant to Section 16.1, which Loss Determination Notice may be given by Lessee together with the notice delivered pursuant to Section 15.1(c). If Lessee has not delivered such Loss Determination Notice within ninety (90) days after such occurrence, then, if Lessor has determined that a Significant Event has occurred, Lessor may deliver to Lessee within thirty (30) days after the end of the ninety (90) day period within which Lessee has to deliver a Loss Determination Notice, a written notice terminating the Lease with respect to such Site. If Lessee has not timely delivered the Loss Determination Notice and Lessor has not timely delivered a notice terminating the Lease with respect to a Site, then this Lease shall (subject to the terms and conditions thereof) remain in full force and effect as to such Site. If Lessee delivers a Loss Determination Notice certifying that a Significant Event has occurred or Lessor delivers the notice provided for above in this Subsection 15.1(d) within the time periods set forth above, this Lease shall terminate as to such Site (but not as to the remaining Sites) and Lessee shall purchase (or cause a designee to purchase) such affected Site on the next Quarterly Payment Date (or, if such Quarterly Payment Date is within thirty (30) days of Lessor's receipt of such Loss Determination Notice, on the Quarterly Payment Date next following such Quarterly Payment Date) (a "Termination Date") pursuant to Article XVI hereof.

         (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Site, Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Site in accordance with this Section 15.1(e), Lessee shall pay the shortfall), diligently repair any damage to the applicable Site caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1 using the as-built Plans and Specifications for the applicable Site (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Site and all Applicable Laws and Regulations) so as to restore the applicable Site to at least the same value and useful life as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Site shall remain with Lessor. Upon completion of any restoration costing $1,000,000 or more, Lessee shall furnish Lessor an architect's certificate of substantial completion and a Responsible Employee's Certificate confirming that such restoration has been completed pursuant to this Lease.

         (f) Upon a Significant Casualty with respect to an Equipment Group, Lessee shall give prompt written notice thereof (a "Loss Notice") to Lessor, which notice shall specify whether Lessee will:

               (i) repay the applicable Equipment Group Balance, plus all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Investment Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to such Equipment Group, which repayment shall be made no later than the next scheduled Quarterly Payment Date occurring after such Significant Casualty, provided, that in any event such repayment shall be made no later than the last day of the applicable Site Term or Equipment Term (the "Loss Settlement Date"); or

               (ii) replace each of the Units of Equipment in the Equipment Group with respect to which the Significant Casualty has occurred pursuant to the provisions of Section 15.1(h); provided, that upon the occurrence and during the continuance of a Lease Event of Default or a Lease Default, Lessee shall be obligated, at the option of Required Participants, to make the payments referred to in clause (i) above and shall not be entitled to exercise any right or election of replacement as set forth in this clause (ii).

        If Lessee has elected, or is required, to pay the Equipment Group Balance and other amounts pursuant to clause (i) above, Lessee shall continue to make all payments of Rent, if any, due in respect of such Unit of Equipment until and including the Loss Settlement Date.

        (g) In no event shall a Casualty or Condemnation with respect to any Unit of Equipment or Site as to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Article III or to perform its obligations and pay any amounts due on the Lease Expiration Date or pursuant to Articles XX and XXII.

        (h) As soon as practicable after a Casualty involving a Unit of Equipment (unless such event constitutes a Significant Casualty, in which event the provisions of Section 15.1(f)(ii) hereof shall apply), Lessee shall repair and rebuild the affected portions of such Unit of Equipment (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 10.1. In the event that any Part which may from time to time be incorporated or installed in or attached to any Unit of Equipment becomes at any time worn out, damaged or permanently rendered unfit for use for any reason whatsoever, Lessee, at its sole cost and expense, will promptly replace, or cause to be replaced, such Part with a replacement Part (a "Replacement Part") in accordance with Lessee's customary practices, and as may be required to comply with Sections 10.1 and 11.2 hereof. In addition, Lessee may, at its sole cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Part, whether or not worn out, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, that Lessee will, at its sole cost and expense, replace such Part with a Replacement Part as promptly as is commercially reasonable. All Replacement Parts shall be free and clear of all Liens (other than Permitted Liens and Lessor Liens) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts and the Units of Equipment were in the condition and repair required to be maintained by the terms of Section 10.1. Except as provided in
Section 11.2 hereof, any Part at any time removed from any Unit of Equipment shall remain subject to this Lease no matter where located, until such time as such Part shall be replaced by a Part which has been incorporated or installed in or attached to such Unit of Equipment and which meets the requirements for a Replacement Part specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to any such Unit of Equipment as above provided, without further act: (i) title to the replaced Part (the "Replaced Part") shall thereupon vest in Lessee, free and clear of all rights of Lessor, and shall no longer be deemed a Part hereunder; (ii) such Replacement Part shall thereupon vest in Lessor, as provided in Section 26.1 (in the same manner as the underlying Unit of Equipment); and (iii) such Replacement Part shall become subject to this Lease, the security interest created hereunder, and the applicable Equipment Lease Supplement, and shall be deemed part of such Unit of Equipment for all purposes hereof to the same extent as the Parts incorporated or installed in or attached to such Unit of Equipment on the date such Unit of Equipment became subject to this Lease.

         (i) Upon the satisfaction of the conditions specified in Section 15.1(h), and the Replacement Part becoming subject to this Lease and the security interest created hereunder, Lessor shall execute and deliver to Lessee such documents as may be reasonably necessary to release the Replaced Part from the terms and scope of this Lease (but without representations or warranties, except that the Replaced Part is free and clear of all Lessor Liens), in such form as may be reasonably requested by Lessee and are in form and substance satisfactory to Required Participants, all at the sole cost and expense of Lessee.

         (j) In addition to the foregoing, if Lessee elects to replace any Unit of Equipment (a "Replaced Unit") with a substitute Unit of Equipment (a "Replacement Unit") as permitted by Sections 15.1(f)(ii) and (h) above:

               (i) any such Replacement Unit shall satisfy one of the following conditions: (x) the Replacement Unit shall be of identical manufacture and model as the Replaced Unit and the condition of such Replacement Unit shall satisfy the provisions of this Lease, or (y) such Replacement Unit shall have a utility, a fair market value, and an economic useful life at least equal to those of the Replaced Unit immediately prior to such substitution, assuming that the Replaced Unit was in the condition and repair required to be maintained by the terms of this Lease, and, if the Equipment Purchase Price for the Replaced Unit was greater than $500,000, Lessee shall have provided to Lessor and each Participant, at Lessee's expense, an Appraisal or other documentation satisfactory to Lessor and each Participant in their sole and absolute discretion with respect to the determination of such utility, Fair Market Value and economic useful life of the Replacement Unit or (z) such Replacement Unit shall otherwise be acceptable to each of the Participants in its respective sole and absolute discretion; and

               (ii) Lessee shall have satisfied each of the conditions set forth in Sections 6.3(b), (c), (i) and (j) of the Participation Agreement, and if the Unit of Equipment has an Equipment Purchase Price of greater than $500,000 or is being replaced as a result of a Significant Event, then also Sections 6.3(d), (e), (f), (g), and (h) of the Participation Agreement in connection with the acquisition of Equipment on an Equipment Acquisition Date with respect to the proposed replacement.

Upon the satisfaction of the conditions specified in this Section 15.1(j) and the Replacement Unit becoming subject to this Lease and the security interest created hereunder, Lessor shall execute and deliver to Lessee such instruments (without representation or warranty) as may be reasonably required to release the Replaced Unit from the terms and scope of this Lease, in such form as may be reasonably requested by Lessee and in form and substance satisfactory to Lessor, all at Lessee's sole cost and expense.

         15.2 Environmental Matters. Upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Site in concentrations and conditions that constitute an Environmental Violation (i) Lessee shall comply with all notification obligations required under Applicable Laws and Regulations and (ii) if such condition would require in excess of $1,000,000 in remediation costs, Lessee shall promptly notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either (x) if such Environmental Violation is a Significant Event, deliver to Lessor and Agent a Responsible Employee's Certificate and a Loss Determination Notice certifying that such Environmental Violation is a Significant Event with respect to the applicable Site pursuant to Section 16.1, or (y) if such Environmental Violation is not a Significant Event, deliver to Lessor and Agent a Loss Determination Notice certifying that such Environmental Violation is not a Significant Event and at Lessee's sole cost and expense, promptly and diligently commence any response, clean up, remedial or other action required by any Governmental Authority having jurisdiction in respect thereof. If such Environmental Violation is not a Significant Event, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Lease Expiration Date. Nothing in this Article XV shall reduce or limit Lessee's obligations under Sections 11.1,
11.2 or 11.3 of the Participation Agreement or the Unsecured Environmental Indemnities.

         15.3 Notice of Environmental Matters. Promptly, but in any event within sixty (60) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or, to Lessee's knowledge, threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Site, which claim, action or proceeding would require in excess of $1,000,000 in remediation costs. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within sixty (60) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Site. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor and Agent.


                                   ARTICLE XVI

                    NOTIFICATION UPON CASUALTY, CONDEMNATION
                  OR ENVIRONMENTAL EVENT WITH RESPECT TO A SITE

         16.1 Notification upon Certain Events. Lessee shall deliver a written notice in the form described in Section 16.2(a) (a "Loss Determination Notice") with respect to the affected Site, as specified in Sections 15.1(d) and 15.2, together with, if such event constitutes a Significant Event, a Responsible Employee's Certificate certifying that (A) in the case of a Condemnation, such Condemnation is a Significant Condemnation, (B) in the case of a Casualty, such Casualty is a Significant Casualty or (C) in the case of an Environmental Violation, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will cause the same to be a Significant Event.

         16.2 Procedures. (a) A Loss Determination Notice shall contain: (i) a certification as to whether or not a Casualty, Condemnation or Environmental Violation constitutes a Significant Event and (ii) if a Significant Event is specified, (A) notice of termination of this Lease with respect to the affected Site on the next occurring Quarterly Payment Date (unless such Quarterly Payment Date is within thirty (30) days of Lessor's receipt of such Loss Determination Notice, in which event such notice shall specify the Quarterly Payment Date next following such Quarterly Payment Date) (the "Termination Date"), such termination to be effective upon Lessee's payment of the Property Balance and the other amounts specified in (b) below for such Site; and (B) a binding and irrevocable agreement of Lessee to pay the Property Balance and the other amounts specified in (b) below for such Site and purchase such Site on such Termination Date.

         (b) On each Termination Date (including, without limitation, any Termination Date described in Section 15.1(d)), Lessee shall pay to Lessor the Property Balance for the applicable Site, plus all other amounts owing in respect of Rent for such Site (including Supplemental Rent) theretofore accruing, and Lessor shall convey Lessor's interest in such Site or the remaining portion thereof, if any, to Lessee all in accordance with Section 19.1, as well as any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Lease with respect to such Site theretofore received by Lessor; provided that if a Lease Event of Default or Lease Default shall have occurred and be continuing, the Excess Proceeds, if any, shall be paid to Lessor.


                                  ARTICLE XVII

                             LEASE EVENTS OF DEFAULT

         17.1 Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

               (a) Lessee shall fail to make payment of (i) any Basic Rent within five (5) days after the same has become due and payable or (ii) any Purchase Option Price, Property Balance or AMAT Recourse Amount, including, without limitation, amounts due pursuant to Articles XV and XVI or Sections 20.1, 20.2, 20.3, 22.1 or 22.2 after the same has become due and payable;

               (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section) due and payable within thirty (30) days after receipt of notice thereof;

               (c) Lessee shall (i) fail to maintain insurance as required by
        Article XIV of this Lease, provided, that so long as the required insurance coverage remains in place and there is a downgrade in the rating of an insurer who at the time of obtaining the insurance complied with such requirements, a default shall not arise hereunder if within thirty (30) days of the earlier of notice or the actual knowledge of a Responsible Officer of Lessee of such downgrade, Lessee provides replacement coverage complying with Article XIV, or (ii) breach or fail to comply with Sections 9.2, 9.3 and 9.12 of the Participation Agreement;

               (d) any representation or warranty set forth in this Lease or in any other Operative Document or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material respect;

               (e) Lessee shall fail to observe or perform any term, covenant or condition of Lessee under this Lease, the Participation Agreement or any other Operative Document to which it is a party other than those described in Section 17.1(a), (b), (c) or (d) hereof, and such failure shall remain uncured for a period of thirty-five (35) days after receipt of written notice thereof; provided, however, that as to any breach by Lessee or failure of Lessee to perform its obligations, if such failure is (1) capable of being cured, (2) cannot be cured within thirty-five
        (35) days, and (3) Lessee is at all times diligently and in good faith pursuing the cure thereof, then the cure period for such failures shall be extended for the period necessary for an additional fifty-five (55) days;

               (f) Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the whole or a substantial part of its property within sixty (60) days, after such appointment, (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, or (vii) take corporate action for the purposes of effectuating any of the foregoing.

               (g) a Construction Agency Agreement Event of Default or Loan Event of Default shall have occurred and be continuing;

               (h) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee and not dismissed within sixty (60) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof;

               (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000;

               (j) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Lessee or any of its Subsidiaries and such judgment or judgments remain undischarged, unbonded or unstayed for a period (during which execution shall not be effectively stayed) of thirty (30) days; provided, that the aggregate of all such judgments exceeds $10,000,000;

               (k) (i) any Operative Document shall (except in accordance with its terms or with the written consent of Agent), in whole or in part, terminate, cease to be the legally valid, binding and enforceable obligation of Lessee in accordance with its terms; (ii) except as otherwise permitted under the Operative Documents, any Lien granted pursuant to any Operative Document shall, in whole or in part, cease to be a perfected first priority security interest (other than Permitted Liens), provided however, that with respect to any Lien which fails to be so effective or perfected, Lessee shall have the earlier of thirty
        (30) days from its knowledge of such condition or receipt of notice thereof to cure such failure; or (iii) Lessee or any of its Affiliates shall, directly or indirectly, contest in any manner in any court the effectiveness, validity, binding nature or enforceability of any of the Security Documents or any Lien granted under any of the Operative Documents;

               (l) there shall have occurred any event of default in the performance or observance of any obligation or condition with respect to any amount or amounts of indebtedness owing by or guaranteed by Lessee or its Subsidiaries the effect of which is to cause or permit the acceleration of the maturity of indebtedness (including the Credit Agreement) having a principal amount in excess of $10,000,000 (individually or in the aggregate) prior to its expressed or stated maturity or to permit the beneficiary of any such guarantee of indebtedness having a principal amount in excess of $10,000,000 (individually or in the aggregate) to make a demand for payment or performance thereunder.

         17.2 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter and subject to Lessee's rights to purchase Leased Property pursuant to Section 20.1, Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of Lessee to purchase the Leased Property as set forth in Section 20.3):

               (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as to any or all of the Leased Property as of the date specified in such notice subject to Lessee's rights to purchase Leased Property pursuant to Section 20.1; however, (A) no reletting, reentry or taking of possession of any Leased Property (or any portion thereof) by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor;

               (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return any Leased Property demanded by Lessor promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and X hereof as if such Leased Property were being returned at the end of the applicable Site Term or Equipment Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of any Leased Property, and to the extent and in the manner permitted by Applicable Laws and Regulations, enter upon such Leased Property and take immediate possession of (to the exclusion of Lessee or any other person) such Leased Property or any part thereof and expel or remove Lessee and any other Person who may be occupying such Leased Property, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for all costs and expenses incurred by Lessor and/or Agent in connection with any reletting, including, without limitation, brokers' fees and all costs of any alterations or repairs made by Lessor;

               (c) Lessor may (i) sell all or any part of any one or more Sites or Units of Equipment at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause
        (ii) below if Lessor shall elect to exercise its rights thereunder) in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if Lessor shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to
        (A) the excess, if any, of (1) the Lease Balance, calculated as of such Payment Date (plus all Supplemental Rent, Site Rent and Equipment Variable Rent due and unpaid to and including such Payment Date) over
        (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by Lessor, Agent, and Participants incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair or alteration costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

               (d) Lessor may, at its option, not terminate the Lease with respect to any Leased Property, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such reasonable alterations and necessary repairs in order to relet such Leased Property, and relet such Leased Property or any part thereof for such term or terms (which may be for a long term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion; it being agreed that under no circumstances shall Lessee benefit from its default from any increase in market rents. If such rentals received from such reletting during any period be less than the Rent with respect to such Leased Property to be paid during that period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Payment Date;

               (e) Unless a Leased Property has been sold in its entirety, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b),
        (c) or (d) of this Section 17.2 with respect to such Leased Property or portions thereof, demand, by written notice to Lessee specifying a date (a "Termination Date") not earlier than thirty (30) days after the date of such notice with respect to a Lease Event of Default arising under
        Section 9.12 of the Participation Agreement or ten (10) days with respect to any other Lease Event of Default, that Lessee purchase, on such Termination Date, such Leased Property (or the remaining portion thereof) in accordance with the provisions of Article XIX and Section 20.2;

               (f) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws and Regulations, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period(s), or Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term.

               (g) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease; or

               (h) Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of any Equipment, at a public or private auction are all commercially reasonable. Any notice required by law of an intended disposition by Lessor shall be deemed reasonable and properly given if given at least ten (10) days before such disposition.

         17.3 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.2, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession;
(c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         17.4 Power of Sale and Foreclosure. Lessee hereby grants a Lien against such Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell such Leased Property at the time and place of sale fixed by Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE APPLICABLE LEASED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Leased Property, or against Lessee on a recourse basis for the Lease Balance and all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Investment Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to such Leased Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Leased Property, or for the enforcement of any other appropriate legal or equitable remedy.

         17.5 Remedies Cumulative. The remedies herein provided and in each Lease Supplement shall be cumulative and in addition to (and not in limitation of) any other rights or remedies available under Applicable Laws and Regulations, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.


                                  ARTICLE XVIII

                           RIGHT TO PERFORM FOR LESSEE

         18.1 Lessor's Right to Cure Lessee's Lease Defaults. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee or any other person, enter upon any Site or location where Units of Equipment are maintained for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                                   ARTICLE XIX

                      PROCEDURES FOR TRANSFER OF PROPERTIES

         19.1 Conveyance of Leased Property; Exercise of Purchase Option or Obligation. (a) Subject to Article XX, in connection with any termination of this Lease or any Lease Supplement with respect to any Leased Property pursuant to the terms of Section 15.1 or Article XVI, or in connection with Lessee's exercise of its Purchase Option or Expiration Date Purchase Obligation, upon the date on which this Lease is to terminate with respect to the applicable Leased Property or upon the Site Expiration Date or

Equipment Pool Expiration Date, as the case may be, with respect to the applicable Leased Property, and upon tender by Lessee of the amounts set forth in Sections 15.1, 16.2(b), 20.1, 20.2 or 20.3, as applicable:

               (i) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's sole cost and expense an assignment of Lessor's right, title and interest in the applicable Leased Property (which shall include an assignment of all of Lessor's right, title and interest in and to any Net Proceeds not previously received by Lessor), in each case in recordable form (with respect to any Site) and otherwise in conformity with local custom and free and clear of the Lien of the applicable Mortgage and any Lessor Liens; and

               (ii) the applicable Leased Property shall be conveyed to Lessee "AS IS" and in its then present physical condition.

         (b) If Lessee properly exercises the Remarketing Option with respect to any Leased Property then Lessee shall, upon consummation of any sale, and at its sole cost and expense, transfer possession of the applicable Leased Property to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of Lessor or such purchaser(s), as the case may be, free and clear of all Liens other than Lessor Liens and the lien of the applicable Mortgage, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance with Applicable Laws and Regulations. As a condition to Lessee's rights hereunder, Lessee shall obtain all necessary governmental consents and approvals and make all governmental filings required by Lessee or Lessor in connection with any third party sale. Lessee shall, on and within a reasonable time before and up to one year after the Site Expiration Date or Equipment Expiration Date with respect to such Leased Property, cooperate reasonably with Lessor and the independent purchaser(s) of such Leased Property in order to facilitate the purchase by such purchaser(s) of such Leased Property, which cooperation shall include the following, all of which Lessee shall do on or before the Site Expiration Date or Equipment Expiration Date, as the case may be, or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of such Leased Property and all know-how, data and technical information relating thereto, providing a current copy of the Plans and Specifications for any Sites subject to such Remarketing Option, granting or assigning all licenses necessary for the operation and maintenance of such Leased Property and cooperating reasonably in seeking and obtaining all necessary Governmental

Action. The obligations of Lessee under this paragraph shall survive the expiration or termination of this Lease.


                                   ARTICLE XX

                                 PURCHASE OPTION

         20.1 Purchase Option. (a) Provided that Lessee shall not have given notice of its intention to exercise the Remarketing Option with respect to any Equipment Pool or Site which it desires to purchase, and without limitation of Lessee's purchase obligation pursuant to Sections 20.2 or 20.3 and subject to the limitations herein, Lessee shall at any time have the option exercisable by giving Lessor irrevocable written notice (the "Purchase Notice") of Lessee's election to exercise such option to purchase one or more (including all) Sites or Equipment Groups (or, subject to the limitations set forth in clause (b) below, with respect to a Site, a portion thereof) on the date specified in such Purchase Notice at a price equal to the Property Balance (or, in the case of a purchase of a portion of a Site pursuant to clause (b) below, the purchase price paid by a third party for the portion of the Site as provided for in Subsection 20.1(b)(ix) below) with respect to such Site or Equipment Group (or, in the case of all Leased Property, the Lease Balance) (the "Purchase Option Price") plus all other amounts then due and payable in respect of Rent for such Leased Property (including Supplemental Rent) theretofore accruing; provided, however, that Lessee shall only be permitted to purchase an Equipment Group (unless Lessee purchases the entire related Equipment Pool) if, after taking into account such purchase, the aggregate Property Balance of the Units of Equipment then remaining subject to this Lease equals or exceeds the Required Percentage Amount.

         (b) In addition to Lessee's option to purchase one or more Sites as provided above, Lessee shall also have the option to purchase a portion of a Site upon satisfaction of the following conditions: (i) Lessee shall deliver to Lessor, Agent and Participants an Appraisal setting forth the Fair Market Value (as separate and independent pieces of property) of the portion being purchased by Lessee as of the date of purchase and the remaining portion as of the applicable Site Expiration Date, (ii) the purchase price for such portion of a Site shall be equal to or greater than the Fair Market Value of such portion determined in such Appraisal, (iii) the sum of the purchase price of the portion being purchased by Lessee and the Fair Market Value as determined in such Appraisal of the remaining portion shall not be less than seventy-five percent (75%) of the Site Balance for such Site, (iv) the portion of the Site being purchased by Lessee and the remaining portion shall each constitute a legal parcel under applicable subdivision laws, (v) the remaining portion of the Site shall not be dependant upon the portion being sold for services, utilities, parking or access unless perpetual easements have been granted for the benefit of the remaining portion of the Site in form satisfactory to Lessor and Agent and otherwise in accordance with applicable subdivision and zoning laws and regulations, (vi) any improvements situated on the remaining portion of the Site shall be situated entirely on the remaining portion of the Site and no portion of the improvements situated on the remaining portion of the Site shall be situated on the portion of the Site being purchased by Lessee, (vii) Lessee shall deliver to Lessor, Agent and Participants a Title Policy complying with the requirements of Section 6.2(d) of the Participation Agreement in an amount equal to the Fair Market Value of the remaining portion as determined in the Appraisal, with such endorsements as reasonably requested by Agent, including endorsements with respect to the subdivision map act and zoning laws and regulations, (viii) Lessee shall execute and deliver such modifications, amendments or supplements to the documents delivered on any Advance Date relating to the Site pursuant to Section 6.2 of the Participation Agreement as reasonably requested by Agent, (ix) Lessee shall have entered into a written agreement (a copy of which shall be given to Lessor and Agent prior to a purchase or sale of any portion of the Site) with an unrelated third party to sell to such third party the portion Lessee has elected to purchase hereunder and there shall not exist any understanding, agreement or arrangement whereby Lessee or any of its Affiliates agrees to repurchase or lease back such portion of the Site, which sale shall be consummated concurrently with Lessee's purchase hereunder (and Lessee may direct Lessor to deliver a deed directly to such third party) and the Gross Proceeds from the sale to the unrelated third party of the portion of the Site so sold less the amount, if any, Lessee may elect to retain from such Gross Proceeds (such amount not to exceed the Withheld Amount for such Site) shall be paid to Agent and (x) Lessee shall not enter into an agreement with respect to retaining or regarding any interest in such portion purchased within six (6) months following such sale to the third party.

         (c) Lessee shall deliver the Purchase Notice to Lessor (x) if no Lease Event of Default exists, not more than one hundred eighty (180) days and not less than thirty (30) days prior to such purchase or (y) if a Lease Event of Default (other than a Lease Event of Default relating to the payment of Rent) exists, not more than thirty (30) days after the commencement of such Lease Event of Default (unless waived by Lessor) and not less than ten (10) days prior to such purchase or (z) if a Lease Event of Default in the payment of Rent exists (unless waived by Lessor), not more than ten (10) days after the commencement of such Lease Event of Default and not less than five (5) days prior to such purchase; provided that Lessee may not deliver a Purchase

Notice or exercise the Purchase Option if there exists a Lease Event or Default under Section 17.1(f) or (h). If Lessee exercises its option to purchase any Leased Property pursuant to this Section 20.1 (the "Purchase Option"), Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to such Leased Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Document, in accordance with
Section 19.1(a). If a Lease Event of Default or Lease Default relates solely to a specific Site or Equipment Group but not all Leased Property, the exercise of such Purchase Option and the purchase of such Leased Property in accordance with the requirements hereof shall be deemed to have cured such Lease Event of Default or Lease Default to the extent such Lease Event of Default or Lease Default is no longer continuing with respect to any Leased Property remaining subject to this Lease or Lessee after the consummation of the purchase pursuant to the exercise of such Purchase Option; provided, however, that at the time of such purchase, if any Site other than an Existing Site is then subject to the Lease, the exercise of such Purchase Option shall not cause the aggregate Lease Balance of the Leased Property then remaining subject to this Lease to decline below the Required Percentage Amount.

         20.2 Expiration Date Purchase Obligation. With respect to any Site or Equipment Pool, unless (a) Lessee shall have properly exercised the Purchase Option pursuant to Section 20.1 and purchased such Site or Equipment Pool pursuant thereto, or (b) Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of Sections 22.1 and 22.3, in the case of such Site, or Sections 22.2 and 22.3, in the case of such Equipment Pool, and Lessor shall have sold its interest in such Site or Equipment Pool pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article XX, and in accordance with the terms of
Section 19.1(a), Lessee shall pay to Lessor on the Site Expiration Date the Site Balance plus all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Investment Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to such Site, in the case of any such Site, or on the Equipment Pool Expiration Date the aggregate Equipment Group Balances for the Equipment Groups constituting such Equipment Pool plus all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Investment Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to such Equipment Groups, in the case of such Equipment Pool, and Lessor shall convey to Lessee, on such Site Expiration Date or Equipment Pool Expiration Date, as applicable, all of Lessor's interest in such Site or Equipment Pool.

         20.3 Acceleration of Purchase Obligation. Lessee shall be obligated to purchase for an amount equal to the Lease Balance plus all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Investment Amounts, and all other amounts owing by Lessee under the Operative Documents, Lessor's interest in all of the Leased Property (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 20.1) (i) automatically and without notice upon the occurrence of any Lease Event of Default specified in clause (g) or (h) of Section 17.1 and (ii) as provided for at Section 17.2(e), immediately upon written demand of Lessor upon the occurrence and continuance of any other Lease Event of Default.


                                   ARTICLE XXI

                                 RIGHT TO RENEW

         21.1 Site Renewal. Subject to the conditions set forth herein, Lessee may, by written notice to Lessor, each Participant and Agent given not earlier than one hundred eighty (180) days and not later than ninety (90) days prior to the then current Site Expiration Date with respect to a Site, request (a "Site Renewal Request") that the Site Term be extended as to such Site to the date requested by Lessee which is not later than five (5) years after such Site Expiration Date (the "Site Renewal Option"). Such renewal shall be subject to and conditioned upon the following:

               (a) on both the date of the Site Renewal Request and the date that such renewal becomes effective, no Lease Default or Lease Event of Default shall have occurred and be continuing, and Lessee shall be deemed to have represented the same to Lessor;

               (b) Lessee shall not have exercised the Site Remarketing Option with respect to any Site or, on or after the fifth anniversary of the Document Closing Date, the Equipment Remarketing Option with respect to any Equipment Pool;

               (c) the Maturity Date shall have been extended pursuant to
        Section 2.2(e) of the Loan Agreement such that the Site Renewal Term for such Site will expire on or before the extended Maturity Date;

               (d) Lessor and Agent shall have obtained at Lessee's sole cost and expense an appraisal performed by an independent appraisal company chosen by Agent and acceptable to Lessee, not to be unreasonably withheld, and indicating the Fair Market Value of such Site on the date of such appraisal and at the end of the Site Renewal Term, which Fair Market Value at the end of the Site Renewal Term shall equal or exceed 75% of the Site Balance with respect to such Site; and

               (e) If the Site is a Construction Site, the Construction Completion Date shall have occurred as to such Construction Site.

        21.2 Equipment Renewal. Subject to the conditions set forth herein, Lessee may, with respect to all but not less than all of the Equipment Groups constituting an Equipment Pool, by written notice to Lessor, each Participant and Agent given not earlier than one hundred eighty (180) days and not later than ninety (90) days prior to the Original Equipment Pool Expiration Date for such Equipment Pool, request (an "Equipment Renewal Request") that the Equipment Term for such Equipment Groups be extended to the date which is twelve (12) months after such Original Equipment Pool Expiration Date (the "Equipment Renewal Option"). Such renewal shall be subject to and conditioned upon the following:

               (a) on both the date of the Equipment Renewal Request and the date that such renewal becomes effective, no Lease Default or Lease Event of Default shall have occurred and be continuing, and Lessee shall be deemed to have represented the same to Lessor;

               (b)  Lessee shall not have exercised any Remarketing
        Option; and

               (c) the Equipment Renewal Term for the Equipment Groups constituting such Equipment Pool shall expire on or before the Maturity Date as in effect as of the date such renewal becomes effective.

               (d) Lessor and Agent shall have received from Lessee documentation demonstrating to Agent that all of the Equipment in such Equipment Group has (i) a remaining useful life as of the date of such renewal and (ii) a Fair Market Value as of the date of such renewal and the end of such renewal period which is sufficient, in the reasonable judgment of Lessor and Agent, to support such additional twelve (12) month renewal.

                                  ARTICLE XXII

                                   REMARKETING

         22.1 Option to Remarket Sites. Subject to the fulfillment of each of the conditions set forth in this Article XXII (other than Section 22.2), Lessee shall have the option (the "Site Remarketing Option") to market a Site subject to a Lease Supplement during the Site Remarketing Period related to such Site and sell such Site on the related Site Expiration Date.

        Lessee's effective exercise and consummation of the Site Remarketing Option with respect to such Site shall be subject to the due and timely fulfillment of each of the following provisions:

               (a) Satisfaction of the conditions set forth at Section 22.3, including the payment to Agent of the AMAT Recourse Amount pursuant to
        Section 22.3(h) and the Gross Proceeds pursuant to Section 22.3(i).

               (b) Not later than ninety (90) days prior to such Site Expiration Date, Lessee shall deliver to Lessor an Environmental Audit for such Site. Such Environmental Audit shall be dated as of a date not earlier than the first day of such Site Remarketing Period and shall be prepared by an environmental consultant selected by Lessor in Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to Lessor as to the environmental status of such Site. If any such Environmental Audit indicates any exceptions, Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant at least sixty (60) days prior to such Site Expiration Date showing the completion of the remediation of such exceptions in compliance with Applicable Laws and Regulations, except that any such exception that existed on, and was disclosed in the Environmental Audit delivered prior to, the related Site Acquisition Date and for which a long-term remediation program complying with Applicable Laws and Regulations (and providing for remediation beyond the Site Expiration
        Date) was in place on the Site Acquisition Date, will not require completion of remediation prior to such Site Expiration Date so long as the Person or Persons responsible for such remediation are in compliance with such long-term remediation program on the Site Expiration Date.

               (c) If such Site is a Construction Site, not later than one day prior to Lessor's receipt of the Site Remarketing Notice, the Construction Completion Date shall have occurred as to such Construction Site.

               (d)    If such Site is a 25% Property, then:

                      (i) If the Land Proceeds exceed the sum of the Land
               Balance with respect to such Site as of such Site Expiration Date and the Prior Shortfalls, if any, as of such Site Expiration Date, then the portion of the Land Proceeds in excess thereof shall be paid to Lessee on such Site Expiration Date. If the Land Proceeds are less than the Land Balance with respect to such Site as of such Site Expiration Date, Lessee shall pay to Agent, as Supplemental Rent, on such Site Expiration Date, in addition to the Land Proceeds, an additional amount equal to the amount that the Land Balance exceeds the Land Proceeds.

                      (ii) If the sum of the Improvements Proceeds and the AMAT
               Recourse Amount paid by Lessee with respect to such Site exceeds the sum of the Improvements Balance with respect to such Site as of such Site Expiration Date and the Prior Shortfalls, if any, as of such Site Expiration Date (without duplication of any Prior Shortfalls satisfied by clause (i) above), then the excess shall be paid to Lessee on such date. If the sum of the Improvements Proceeds and the AMAT Recourse Amount paid by Lessee with respect to such Site is less than the sum of the Improvements Balance with respect to such Site as of such Site Expiration Date and such Prior Shortfalls, Lessee also shall pay to Agent, as Supplemental Rent, on such Site Expiration Date, in addition to the Improvements Proceeds and any other amounts payable under this Section 22.1, an additional recourse payment equal to the lesser of (i) such deficiency and (ii) the Excess Gross Proceeds.

               (e) If such Site is not a 25% Property, then: If the Gross Proceeds from the sale of such Site and the AMAT Recourse Amount paid by Lessee with respect to such Site exceed the sum of the Site Balance with respect to such Site as of such Site Expiration Date and the Prior Shortfalls as of such Site Expiration Date, then the excess shall be paid to Lessee on such Site Expiration Date. If the sum of the Gross Proceeds and the AMAT Recourse Amount paid by Lessee with respect to such Site is less than the Site Balance with respect to such Site on such Site Expiration Date, then Lessee also shall pay to Agent on such Site Expiration Date, in addition to the Gross Proceeds and any other amounts payable under this Section 22.1, an additional recourse payment equal to the lesser of (i) such deficiency and (ii) the Excess Gross Proceeds.

        If any of the foregoing provisions shall not be fulfilled as of the dates set forth above with respect to such Site, or such Site is not purchased on the Site Expiration Date, then Lessor shall declare by written notice to Lessee the Site Remarketing Option to be null and void (whether or not it has been theretofore exercised by Lessee) as to such Site, in which event all of Lessee's rights with respect to such Site under this Section 22.1 shall immediately terminate and Lessee shall be obligated to purchase such Site pursuant to Section 20.2 on such Site Expiration Date. Except as expressly set forth herein, Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of such Site.

        22.2 Option to Remarket the Equipment. Subject to the fulfillment of each of the conditions set forth in this Section 22.2, Lessee shall have the option (the "Equipment Pool Remarketing Option") with respect to each Equipment Pool to market during the related Equipment Remarketing Period not less than all of the Equipment constituting such Equipment Pool and sell such Equipment on the related Equipment Pool Expiration Date.

        Lessee's effective exercise and consummation of the Equipment Pool Remarketing Option with respect to such Equipment Pool shall be subject to the due and timely fulfillment of each of the following provisions:

               (a) Satisfaction of the conditions set forth at Section 22.3, including the payment to Agent of the AMAT Recourse Amount pursuant to
        Section 22.3(h) and the Gross Proceeds pursuant to Section 22.3(i).

               (b) If the sum of the Gross Proceeds from the sale of the Equipment constituting such Equipment Pool plus the AMAT Recourse Amount paid by Lessee with respect to such Equipment Pool exceeds the sum of
        (A) the aggregate Equipment Group Balances of the Equipment Groups constituting such Equipment Pool as of the related Equipment Pool Expiration Date and (B) the Prior Shortfalls, if any, as of such Equipment Pool Expiration Date, then the excess shall be paid to Lessee on such Equipment Pool Expiration Date. If the sum of the Gross Proceeds and the AMAT Recourse Amount with respect to such Equipment Pool is less than the aggregate Equipment Group Balances of the Equipment Groups constituting such Equipment Pool on the related Equipment Pool Expiration Date and such Prior Shortfalls, then Lessee also shall pay to Agent on or prior to such Equipment Pool Expiration Date, as Supplemental Rent, in addition to such Gross Proceeds and any other amounts payable pursuant to this Section 22.2, an additional recourse amount equal to the lesser of (i) such deficiency and (ii) the Excess Gross Proceeds.

        If any of the foregoing provisions shall not be fulfilled as of the dates set forth above with respect to an Equipment Pool, or all of the Equipment constituting such Equipment Pool is not purchased as aforesaid, then Lessor shall declare by written notice to Lessee the Equipment Pool Remarketing Option to be null and void (whether or not it has been theretofore exercised by Lessee) as to such Equipment Pool, in which event all of Lessee's rights with respect to the Equipment constituting such Equipment Pool under this Section 22.2 shall immediately terminate and Lessee shall be obligated to purchase all of the Equipment constituting such Equipment Pool pursuant to Section 20.2 on the related Equipment Pool Expiration Date. Except as expressly set forth herein, Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of any Equipment.

        22.3 Conditions to and Requirements of Remarketing Options. Lessee's effective exercise and consummation of a Remarketing Option with respect to a Site or an Equipment Pool (for purposes of Sections 22.1 and 22.2, the "Subject Property") shall be subject to the due and timely fulfillment of each of the following conditions and requirements as of the dates set forth below:

               (a) Not earlier than three hundred sixty (360) or later than one hundred eighty (180) days prior to the Applicable Expiration Date, Lessee shall give to Lessor written notice of Lessee's exercise of its Remarketing Option with respect to the Subject Property, which exercise shall be irrevocable (the "Remarketing Notice"). If Lessee fails to give Lessor the Remarketing Notice prior to such date, Lessee shall have no right to exercise such Remarketing Option.

               (b) On the date Lessor receives the Remarketing Notice and during the applicable Remarketing Period, no Lease Event of Default or Lease Default shall exist.

               (c) All subleases with respect to the Subject Property shall have been terminated prior to Lessor's receipt of the Remarketing Notice and Lessee shall not enter into any additional subleases with respect to the Subject Property during the Remarketing Period.

               (d) Lessee shall have completed in all material respects all Modifications (in the case of a Site) and restoration, repair and rebuilding of the Subject Property pursuant to Sections 11.1 and 15.1 (as the case may be), in the case of a Site, or pursuant to Sections 11.2 and 15.1, in the case of the Equipment, and shall have fulfilled in all material respects all of the conditions and requirements in connection therewith pursuant to such Sections, in each case by the date on which Lessor receives the Remarketing Notice (time being of the essence), regardless of whether the same shall be within Lessee's control. Lessee shall have also paid the cost of all Modifications (in the case of a Site), restoration, repair and rebuilding commenced or to be commenced prior to the Site Expiration Date or the Equipment Pool Expiration Date, as applicable, relating to the Subject Property. Lessee shall not have been excused pursuant to Section 13.1 from complying with any Applicable Laws and Regulations that involved the extension of the ultimate imposition of such Applicable Laws and Regulations beyond the Site Expiration Date or the Equipment Pool Expiration Date, as the case may be, with respect to the Subject Property. Any Permitted Liens on the Subject Property shall have been removed prior to the Site Expiration Date or the Equipment Pool Expiration Date, as the case may be, relating to the Subject Property.

               (e) Lessee shall, at its sole cost and expense, deliver to Lessor not less than thirty (30) days after the commencement of the Remarketing Period for the Subject Property reports of engineers and other experts as Lessor may reasonably request to determine if the Subject Property is in the condition and state of repair and maintenance required by this Lease. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Subject Property and the condition required under this Lease, such repair or remediation to be completed not later than the applicable Site Expiration Date or Equipment Pool Expiration Date. Prior to entering into any agreement to sell the Subject Property during the applicable Remarketing Period, Lessee shall bond over with a reputable bonding company that is financially sound and solvent and otherwise reasonably appropriate considering the amount of the bond being provided by the bonding company, for the benefit of the prospective purchaser of the Subject Property, all Permitted Liens (other than Lessor Liens) described in clauses (iii), (iv) and (vi) of the definition of "Permitted Liens", including Permitted Liens that remain on the Subject Property following the sale or return thereof, and such bonding shall continue until all such Liens have been removed.

               (f) During the applicable Remarketing Period, Lessee shall, as nonexclusive agent for Lessor, use its best commercial efforts to sell the Subject Property and will attempt to obtain the highest all-cash purchase price therefor and for not less than the Fair Market Value thereof. Lessee, at its sole cost and expense, will be responsible for hiring brokers and making the Subject Property available for inspection by prospective purchasers. Lessee shall promptly upon request permit inspection of any Subject Property and any maintenance records relating to the Subject Property by Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Subject Property to any purchaser. All such marketing of the Subject Property shall be at Lessee's sole cost and expense and Lessee shall pay as Supplemental Rent the costs and expenses of Lessor and each Participant in connection with any such bidding and sale process pursuant to this Article XXII as well as all costs and expenses incurred by any Person (including a buyer or potential buyer) to place the Subject Property in the condition required by Sections 9.1 and 10.1, all of which shall be completed prior to the Site Expiration Date or the Equipment Pool Expiration Date, as the case may be. None of the foregoing costs or expenses shall be deducted from the Gross Proceeds. Lessee shall allow Lessor and any potential qualified purchaser reasonable access to the Subject Property for the purpose of inspecting the same.

               (g) Lessee shall submit all bids to Lessor, Agent and Participants, and Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless Lessor, Agent and Participants shall otherwise agree in their sole discretion. Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to Lessor, Agent and Participants within five (5) Business Days of the receipt of any bid a written certificate of Lessee specifying the terms and conditions of such bid together with a binding written unconditional irrevocable offer by such purchaser or purchasers offering such bid to purchase the Subject Property. No such purchaser shall be Lessee, or any Subsidiary or Affiliate of Lessee or any Person with whom Lessee or any Affiliate of Lessee has an understanding or arrangement regarding the future ownership or use of the Subject Property, but who may be Lessor or any Participant or any Affiliate thereof, or any Person contacted by Lessor. The written offer must specify the terms and conditions of such offer and the closing date as of the Site Expiration Date or the Equipment Pool Expiration Date, as applicable.

               (h) Lessee shall pay to Agent on or prior to the Applicable Expiration Date (or to such other Person as Agent shall notify to Lessee in writing, or in the case of

        Supplemental Rent, to the Person entitled thereto) an amount equal to the AMAT Recourse Amount with respect to the applicable Site or Equipment Pool plus all Rent and all other amounts hereunder which have accrued or will accrue prior to or as of the Applicable Expiration Date, in the type of funds specified in Section 3.4 hereof.

               (i) After Lessee shall have certified to Lessor all bids received with respect to the Subject Property, Lessor or any Participant or any Affiliate thereof, or any Person contacted by Lessor may submit a further bid or bids to Lessee not later than thirty (30) Business Days after Lessor's receipt of notice thereof. In the event that Lessor or any Participant or any such Affiliate or any Person contacted by Lessor, any Participant or any such Affiliate shall not have submitted further bids to Lessee, and provided that no Lessee Default or Lessee Event of Default shall have occurred and be continuing on the date of such sale and no Significant Casualty, Significant Condemnation or Significant Event shall have occurred with respect to the Subject Property, Lessee shall consummate the sale of the Subject Property to the highest bidder therefor on the Site Expiration Date or the Equipment Pool Expiration Date, as the case may be, contemporaneously with Lessee's surrender of the Subject Property pursuant to Section 19.1(b); provided, however, that with respect to an Equipment Pool, in no event shall the bid to be accepted be less than, nor shall such sale be consummated if such bid is less than, the aggregate Tranche B Participant Balances attributable to such Equipment Pool. Upon consummation of a sale, Lessee shall cause such purchaser to pay in cash the Gross Proceeds directly to Agent. Upon Agent's receipt of such Gross Proceeds, (i) Lessee shall transfer all of Lessee's right, title and interest in the Subject Property to such highest bidder, and (ii) subject to the prior or current payment by Lessee of (x) the amounts set forth in paragraphs (d) or (e) of Section 22.1, in the case of a Site, or paragraph (b) of Section 22.2, in the case of an Equipment Pool, and, in the case of either a Site or an Equipment Pool, paragraph (k) of this Section 22.3 and Section 22.5 below and (y) all Rent and other amounts hereunder which have accrued or will accrue prior to or as of the Site Expiration Date or the Equipment Pool Expiration Date, as applicable (including all Supplemental Rent arising as a result of such sale), Lessor shall transfer by quitclaim deed, with a covenant against Lessor Liens, in form satisfactory to Lessor and Lessee, Lessor's right, title and interest in and to the Subject Property. Lessor shall not have any responsibility for procuring any purchaser.

               (j) In connection with the sale of the Subject Property, Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Subject Property, including, without limitation, an environmental indemnity. Lessee shall have obtained, at its sole cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Laws and Regulations in order to carry out and complete the transfer of the Subject Property. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to Lessor's rights hereunder.

               (k) Lessee shall pay directly, and not from the Gross Proceeds, all prorations, credits, costs and expenses of the sale of the Subject Property, whether incurred by Lessor or Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's reasonable attorneys' fees, Lessee's attorneys' fees, broker's fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

        22.4 Certain Obligations Continue. During the applicable Remarketing Period, the obligation of Lessee to pay Rent with respect to the Subject Property (including the installment of Basic Rent due on the Site Expiration Date or the Equipment Pool Expiration Date, as the case may be) shall continue undiminished until payment in full to Agent of the amounts set forth in Sections
22.1 and 22.3 above, with respect to a Site, or Sections 22.2 and 22.3 above, with respect to an Equipment Pool, and all other amounts due to Lessor and Agent with respect to the Subject Property under the Operative Documents. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

        22.5 Appraisal. If (a) with respect to a Site that is a 25% Property, at the end of the Site Remarketing Period the sum of the Land Balance and the Improvements Proceeds with respect to the sale of the Site plus the AMAT Recourse Amount with respect to such Site will be less than the outstanding Site Balance with respect to such Site as of the Site Expiration Date, or (b) with respect to a Site that is not a 25% Property, at the end of the Site Remarketing Period the sum of the Gross Proceeds with respect to the sale of the Site plus the AMAT Recourse Amount with respect to such Site will be less than the outstanding Site

Balance with respect to such Site as of the Site Expiration Date, or (c) with respect to an Equipment Pool, at the end of the Equipment Remarketing Period for such Equipment Pool the sum of the Gross Proceeds with respect to the sale of the Equipment constituting such Equipment Pool plus the aggregate AMAT Recourse Amounts with respect to the Equipment constituting such Equipment Pool will be less than the aggregate outstanding Equipment Group Balances with respect to the Equipment Groups constituting such Equipment Pool as of the related Equipment Pool Expiration Date, then, in the case of each of clauses (a), (b) and (c), Lessor (upon direction from any Participant) shall engage one or more appraisers, at Lessee's sole cost and expense, to determine (by appraisal methods satisfactory to Required Participants) the Fair Market Value of such Site on the Site Expiration Date or the Equipment constituting such Equipment Pool on the Equipment Pool Expiration Date, as the case may be. Such Appraisal may also be prepared for the purposes of the Excessive Use and End of Term Indemnity set forth at Section 11.9 of the Participation Agreement. If the Appraisal concludes that the Fair Market Value of the Site as of the Site Expiration Date or the aggregate Fair Market Value of the Equipment constituting such Equipment Pool as of the Equipment Pool Expiration Date, as the case may be, is in excess of the Gross Proceeds received therefor, Lessee shall promptly pay to Agent, as Supplemental Rent, an amount equal to (w) in the case of a Site that is a 25% Property, the product of such excess multiplied by the Improvements Percentage, which together with the Improvements Proceeds and the AMAT Recourse Amount so paid to Agent shall not exceed the Improvements Balance determined immediately before the application of the foregoing amounts, or (x) in the case of a Site that is not a 25% Property, such excess, which, together with the Gross Proceeds and the AMAT Recourse Amount with respect to such Site so paid to Agent, shall not exceed the Site Balance with respect to such Site determined immediately before the application of the foregoing amounts, or (y) in the case of such Equipment Pool, such excess, which, together with Gross Proceeds and the aggregate AMAT Recourse Amounts with respect to the Equipment constituting such Equipment Pool so paid to Agent, shall not exceed the aggregate Equipment Group Balances with respect to the Equipment constituting such Equipment Pool determined immediately before the application of the foregoing amounts.


                                  ARTICLE XXIII

                                   [RESERVED]

                                  ARTICLE XXIV

                                  HOLDING OVER

        24.1 Holding Over. If Lessee shall for any reason remain in possession of a Leased Property after the expiration or earlier termination of this Lease as to such Leased Property (unless such Leased Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Leased Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the average rate of Basic Rent payable hereunder during the Term; provided, however, that from and after the sixtieth (60th) day Lessee shall remain in possession of such Leased Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to the Overdue Rate. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of such Leased Property. Nothing contained in this Article XXIV shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Leased Property (unless such Leased Property is conveyed to Lessee), and nothing contained herein shall be read or construed to relieve Lessee of its obligations to purchase or remarket the Leased Property on the Lease Expiration Date pursuant to Articles XX or XXII or as preventing Lessor from maintaining a suit for possession of such Leased Property or exercising any other remedy available to Lessor at law or in equity or hereunder.


                                   ARTICLE XXV

                                  RISK OF LOSS

        25.1 Risk of Loss. During the Term the risk of loss of or decrease in the enjoyment and beneficial use of such Leased Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE XXVI

                        OWNERSHIP OF THE LEASED PROPERTY

        26.1 Nature of Transaction. It is the intention of the parties that:

               (a) the Overall Transaction constitutes an "operating lease" pursuant to SFAS No. 13 from Lessor to Lessee for purposes of Lessee's financial reporting;

               (b) for federal, state and local income or franchise tax, bankruptcy (including the substantive law upon which bankruptcy proceedings are based), real estate and Uniform Commercial Code purposes:

               (i) the Overall Transaction constitutes a loan by Participants to Lessee and preserves beneficial ownership in the Leased Property in Lessee, and obligations of Lessee to pay Site Rent and Equipment Variable Rent shall be treated as payments of interest, and the payment by Lessee of any amounts in respect of the Equipment Fixed Rent and the Lease Balance shall be treated as repayments of principal;

               (ii) this Lease grants a security interest and a mortgage lien, as the case may be, in all of the Sites, the Equipment and the other Collateral in favor of the Lessor; and

               (iii) the Mortgage and the Security Agreement create liens and security interests in the Collateral in favor of Agent for the benefit of all Participants.

Accordingly, and notwithstanding any provision of this Participation Agreement to the contrary, the parties hereto agree and declare that: (i) the transactions contemplated by this Lease are intended to have a dual, rather than single, form, as evidenced by the statements set forth in Sections 26.1(a) and (b) above, and (ii) all references in this Participation Agreement to the "lease" of the Leased Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the parties hereto as to the true characterization of such arrangements. Notwithstanding the intentions of the parties set forth above, Lessee acknowledges and agrees that none of Agent, any Participant or their representatives have made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice from its own experts concerning the Operative Documents as it deems appropriate.

        (c) Specifically, without limiting the generality of subsection (b) of this Section 26.1, Lessor and Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee, Lessor or any Participant or any enforcement or collection actions, the transactions evidenced by this Lease are loans made by Lessor and the Lenders as unrelated third party lenders to Lessee secured by the Leased Property (it being understood that Lessee hereby mortgages and warrants and grants a security interest in the Leased Property (consisting of a fee mortgage with respect to each Site transferred by the related Deed and all Facilities thereon from time to time) to Lessor and Agent for the benefit of all of the Participants to secure Lessee's obligations under the Lease and to pay all amounts thereunder and under the other Operative Documents, including Lessee's obligations under the Note Guarantee, effective in the case of each Leased Property on the related Site Acquisition Date or Equipment Acquisition Date, as the case may be).

        (d) Specifically, without limiting the generality of subsection (b) of this Section 26.1, Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described amounts, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust; (ii) the conveyance provided for in Article II shall be deemed to be a grant by Lessee to Lessor and the Lenders of a mortgage lien and security interest in all of Lessee's right, title and interest in and to the Leased Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a security interest in all of the Leased Property to Lessor and Agent for the benefit of all of the Participants to secure Lessee's repayment of such amounts); (iii) the possession by Lessor, Agent, or any of their agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and
(iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Laws and Regulations. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that such security interest is a perfected security interest of first priority under Applicable Laws and Regulations and will be maintained as such throughout the Term.


                                  ARTICLE XXVII

                              ESTOPPEL CERTIFICATES

        27.1 Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by Lessor or Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party (but in the case of Lessor, as Certifying Party, not more than four times per year unless required to satisfy the requirements of any subleases and only to the extent that the required information has been provided to Lessor by Lessee or Agent) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXVII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).


                                 ARTICLE XXVIII

                             INSPECTIONS; NO WAIVER

        28.1 Right to Inspect. During the Term, Lessee shall upon reasonable notice from Lessor (except that no notice shall be required if a Lease Default or Lease Event of Default has occurred and is continuing), permit Lessor, Agent and their respective authorized representatives to inspect any Leased Property during normal business hours, provided that such inspections shall not reasonably interfere with Lessee's business operations at the Leased Property and shall be in accordance with

Lessee's standard security procedures and the confidentiality restrictions set forth in Section 13.21 of the Participation Agreement.

        28.2 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                  ARTICLE XXIX

                             ACCEPTANCE OF SURRENDER

        29.1 Acceptance of Surrender. No surrender to Lessor of this Lease or of all or any portion of any Leased Property or of any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Loan Agreement, this Lease and the other Operative Documents and termination of the Commitments, and no act by Lessor or Agent or any representative or agent of Lessor or Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                   ARTICLE XXX

                               NO MERGER OF TITLE

        30.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate or leasehold title in any Leased Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in Lessor.

                                  ARTICLE XXXI

                                     NOTICES

        31.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 13.3 of the Participation Agreement.


                                  ARTICLE XXXII

                                  MISCELLANEOUS

        32.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Articles XV, XVI, XX, XXI or XXII, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgement and delivery of this Lease.

        32.2 Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

        32.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        32.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        32.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

        32.6 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN NEW YORK AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

        32.7 Liability of Lessor Limited. The parties hereto agree that CSL shall have no personal liability whatsoever to Lessee or its respective successors and assigns for any Claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that CSL shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in its individual capacity in Section 8.2 of the Participation Agreement, (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as Lessor as contemplated by the Operative Documents, or (d) for any liabilities resulting solely from Lessor Liens. It is understood and agreed that, except as provided in the preceding proviso: (i) CSL shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of CSL to Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; and (iii) all such personal liability of CSL is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by CSL.

        32.8 Original Lease. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

        IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                               LESSEE:

                               APPLIED MATERIALS, INC.


                               By /s/ GERALD F. TAYLOR
                                  ------------------------------------
                               Name: Gerald F. Taylor
                               Title: Senior Vice President and
                                      Chief Financial Officer


                               By /s/ NANCY H. HANDEL
                                  ------------------------------------
                               Name: Nancy H. Handel
                               Title: Vice President,
                                      Corporate Finance and Treasurer



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
                               LESSOR:

                               CREDIT SUISSE LEASING 92A, L.P.

                          BY:  CREDIT SUISSE FIRST BOSTON, ACTING
                               THROUGH ITS NEW YORK BRANCH, AS
                               GENERAL PARTNER

                               By /s/ CARL WEATHERLEY-WHITE
                                  ------------------------------------
                               Name: Carl Weatherley-White
                               Title: Vice President


                               By /s/ MATT MOSER
                                  ------------------------------------
                               Name:  Matt Moser
                               Title:  Associate



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